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                                                                 EXHIBIT 10.26



                          Strategic Data Systems, Inc.

                   Implementation Support Agreement (ISA)


Strategic Data Systems, Inc. (SDS) desires to provide *(NAME), ("Client") and Client desires to select from SDS certain services to support the *(SOLUTIONS) used by Client and agree to the following:

CLIENT REQUESTED SERVICES

SDS shall provide data processing support services related to *(SOLUTIONS). These services encompass areas such as:

         #   Installation assistance
         #   Problem resolution
         #   System enhancement
         #   System planning
         #   System changes

EQUIPMENT/SOFTWARE

Client is required to have sufficient hardware and associated software to provide telecommunications capabilities with SDS.

Hardware vendor's costs for system software updates shall be at Client expense.

TERM

This Agreement shall take effect on *(DATE) and shall be terminated upon depletion of the hours identified in Schedule A of this Agreement or December 31, XXXX*(YR), whichever is first.

TRAVEL

A maximum of two hours per working day for travel time incurred by SDS in providing services under this Agreement shall be charged against the contract service hours.

EXPENSES

Client shall pay SDS for all reasonable out-of-pocket expenses such as travel, lodging and telecommunications, incurred by SDS in providing services under this Agreement.


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Strategic Data Systems, Inc.
Implementation Support Agreement (ISA) (continued)

TAXES

Client shall pay any excise, sales, use, privilege or other similar taxes levied or based on payments made pursuant to this Agreement.

INVOICES

SDS shall invoice Client monthly for expenses and service hours, where appropriate. Each invoice shall be payable by Client to SDS within thirty (30) days of invoice date. Client shall pay SDS a late charge penalty of 1.5% per month (18% A.P.R.) on amounts not paid within 30 days of billing.

LIMITATION OF LIABILITY

For purposes of this Agreement, SDS will not be responsible for any incidental or consequential damages, including but not limited to loss of business or business profits, regardless of whether said damages were foreseeable. In no event shall SDS' liability to Client for any loss, damage or injury, regardless of the nature of such loss exceed the total amount received by SDS under this Agreement for the year in which the damage or injury occurred.

NONHIRE PROVISION

Client acknowledges that SDS makes a substantial investment in the training and development of its employees with whom Client may come in contact during the course of this agreement, and Client agrees, during the term of this agreement and for a period of 12 months thereafter, not to hire, whether through solicitation by Client or otherwise, any employee of SDS without the prior express written consent of SDS.

MISCELLANEOUS

This agreement supersedes any prior Implementation Support Agreements between SDS and Client.





                          Strategic Data Systems, Inc.

                     Implementation Support Agreement (ISA)





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Strategic Data Systems, Inc.
Implementation Support Agreement (ISA) (continued)



Accepted By:

STRATEGIC DATA SYSTEMS, INC.                       *(NAME)

BY:                                                BY:
   ----------------------------------------           -----------------------
         (Authorized Officer)                           (Authorized Officer)

Name:                                              Name:
     --------------------------------------             ---------------------

Title:                                             Title:
      -------------------------------------              --------------------

Date:                                              Date:
     --------------------------------------             ---------------------


Address:         615 Pennsylvania Avenue           Address:         *(ADDRESS)
                 Sheboygan, WI 53081                                *(ADDRESS)





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Schedule A
Payment Terms


ISA SERVICE:

         SDS shall assist Client in the implementation of the *(LOB) line of business for the state of *(STATE/S).

         Estimated Service Hours/Cost *(HRS) hours @ $*(RATE)/ hour = $*(TOTAL)

BILLING:

         SDS shall bill Client on a monthly basis for the actual hours used


Accepted By:

STRATEGIC DATA SYSTEMS, INC.                       * (NAME)

By:                                                By:
   ----------------------------------------           -----------------------
         (Authorized Officer)                          (Authorized Officer)


Date:                                              Date:
     --------------------------------------             ---------------------





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